UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 6, 2021 (May 4, 2021)

ENTERPRISE BANCORP, INC.
(Exact name of registrant as specified in charter)

Massachusetts	001-33912	04-3308902
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

222 Merrimack Street
Lowell,	Massachusetts	01852
(Address of principal executive offices)		(Zip Code)

(978)459-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	EBTC	NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On January 19, 2021, the Board of Directors (the “Board”) of Enterprise Bancorp, Inc. (the “Company”) unanimously approved an amendment to the Company’s 2016 Stock Incentive Plan (as amended, the “Plan”), subject to the approval of the Company’s Stockholders (the “Amendment”). The sole purpose and effect of the proposed Amendment was to increase the aggregate number of common stock, par value $0.01 per share (“Common Stock”), that may be issued or otherwise made available under the Plan in connection with grants of stock options, shares of Common Stock subject to restrictions, and other equity-based compensation awards from 350,000 to 750,000, or a total of 400,000 shares of Common Stock. The remainder of the Plan remains unchanged.

On Tuesday, May 4, 2021, the Company held its 2021 annual meeting of stockholders (the “2021 Annual Meeting”), at which the Company’s stockholders approved the Amendment. The Amendment became effective upon such approval of the Company’s stockholders at the 2021 Annual Meeting.

A description of the material terms of the Amendment and the Plan is included in the Company’s definitive proxy statement (the “Proxy Statement”) filed with the Securities and Exchange Commission on April 1, 2021 under the heading “Proposal Two – Approval of Amendment to 2016 Stock Incentive Plan” and is incorporated herein by reference. A copy of the Amendment, which is attached to the Proxy Statement as Exhibit A, is filed as Exhibit 10.1 to this Current Report on Form 8-K and is also incorporated herein by reference.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

(a) The 2021 Annual Meeting was held on May 4, 2021.

(b) At the 2021 Annual Meeting, holders of Common Stock voted to (i) elect all of the individuals nominated by the Board to serve as directors of the Company, each to serve for a three-year term expiring at the 2024 annual meeting of stockholders or until their respective successors are duly elected and qualified, or until their earlier resignation, death or removal from office, (ii) approve an amendment to the Company’s 2016 Stock Incentive Plan to increase the number of shares of our Common Stock available for awards made thereunder, (iii) conduct a non-binding advisory vote to approve the compensation of the Company’s named executive officers (the “Say on Pay Proposal”), (iv) conduct a non-binding advisory vote as to whether future Say on Pay Proposals should occur every one, two, or three years (the “Say on Frequency Proposal”), and (v) ratify the appointment of RSM US LLP by the Audit Committee of the Board (the “Audit Committee”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. Votes were cast by the Company’s stockholders at the 2021 Annual Meeting as follows:

1.    To elect the individuals nominated by the Board to serve as directors of the Company, each to serve for a three-year term expiring at the 2024 annual meeting of stockholders or until their respective successors are duly elected and qualified, or until their earlier resignation, death or removal from office.

Nominee	For	Withheld	Broker Non-votes
Gino J. Baroni	7,879,030	661,772	1,151,943
John P. Clancy, Jr.	8,024,381	516,421	1,151,943
James F. Conway, III	7,801,543	739,259	1,151,943
John T. Grady, Jr.	8,028,700	512,102	1,151,943
Mary Jane King	8,030,297	510,505	1,151,943
Shelagh E. Mahoney	8,025,676	515,126	1,151,943

2.    To approve an amendment to the Company’s 2016 Stock Incentive Plan to increase the number of shares of our Common Stock available for awards made thereunder.

For	Against	Abstain	Broker Non-votes
8,046,421	240,502	253,879	1,151,943

3.    To conduct a non-binding advisory vote to approve the Say on Pay Proposal.

For	Against	Abstain	Broker Non-votes
7,969,749	227,573	343,480	1,151,943

4.    To conduct a non-binding advisory vote as to the Say on Frequency Proposal.

Three Years	Two Years	One Year	Abstain	Broker Non-votes
685,859	104,605	7,477,564	272,769	1,151,943

5.     To ratify the Audit Committee’s appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

For	Against	Abstain	Broker Non-votes
9,589,531	54,799	48,415	—

Item 9.01.	Financial Statements and Exhibits.

(d)	The following exhibits are included with this Current Report on Form 8-K:

	Exhibit 10.1	Amendment No. 1 to the Enterprise Bancorp, Inc. 2016 Stock Incentive Plan.

[Remainder of Page Intentionally Blank]

    Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE BANCORP, INC.

Date: May 6, 2021	By:	/s/ Joseph R. Lussier
Joseph R. Lussier
Executive Vice President, Treasurer and Chief Financial Officer